Exhibit 10.4B

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONOCOPHILLIPS COMPANY

COMMERCIAL OPERATIONS & STRATEGY

P.O. BOX 2197

HOUSTON, TEXAS 77252

281-293-4000

CRUDE OIL OUTRIGHT PURCHASE AGREEMENT

AGREEMENT DATE: OCTOBER 5, 2004

BREITBURN ENERGY COMPANY, LLC DEPT: CRUDE OIL SUPPLY AND TRADING 515 SOUTH FLOWER STREET, SUITE 4800 LOS ANGELES, CALIFORNIA 90071	CONOCOPHILLIPS NEGOTIATOR: Cherie Hancock BUSINESS PHONE NUMBER: 281-293-1373 CONOCOPHILLIPS SCHEDULER(S): Maureen McCabe 281-293-1337

ATTN: Randy Breitenbach PHONE: 213-225-5900 Fax: 213-225-5916

CONOCOPHILLIPS CONTRACT NO. 48957

BREITBURN CONTRACT NO. DO NOT FAX

AMENDMENT NO. 3

Please refer to the above referenced contract and amendments thereto, if any. This confirms the understanding between Randy Breitenbach of BREITBURN and Cherie Hancock of CONOCOPHILLIPS, that by mutual consent between the parties said contract shall be amended as follows:

ITEMS AMENDED:

Add the Orcutt Heavy lease to contract effective 02/01/2008 D. Ruiz

SPECIAL PROVISIONS

CONOCOPHILLIPS RECEIVES FROM BREITBURN

TERM:

Effective February 1, 2008 to January 1, 2016.

QUANTITY AND QUALITY:

(1)	A volume of Orcutt crude oil representing BREITBURN’s owned and/or controlled interest in production from the leases listed on attached Exhibit A (approximately 1,300 barrels per day).

(2)	A volume of Orcutt crude oil representing BREITBURN’s owned and/or controlled interest in production from the leases listed on attached Exhibit B (approximately 150 barrels per day).

DELIVERY:

Into ConocoPhillips Pipe Line Company facilities at the lease.

PRICE:

(1)	Buyer pays [*] of the arithmetic average of the daily New York Mercantile Exchange (NYMEX) settling price for Light “Sweet” crude oil for the prompt (i.e., nearest future) delivery month being traded each NYMEX business day during the calendar month of delivery;

Plus an escalator based on the average adjusted gravity from [*] degrees API using the gravity scale for IMA - West Coast; and

Less [*] quality differential.

(2)	[*];

Less [*] market differential.

SPECIAL PROVISIONS (Other):

IMBALANCE:

BREITBURN warrants that the barrels sold herein are an outright purchase by CONOCOPHILLIPS. CONOCOPHILLIPS is under no obligation, express or implied, to exchange, sell, or in any way pay back barrels to BREITBURN as a condition of this purchase.

GENERAL TERMS AND CONDITIONS:

CONOCOPHILLIPS (formerly CONOCO) General Provisions for Domestic Crude Oil Agreements dated January 1, 1993 shall govern this agreement and are hereby incorporated by reference.

API MEASUREMENT STANDARDS:

All measurement equipment, procedures, calculations, and practices shall conform to the most current API Manual of Petroleum Measurement Standards (MPMS) and the latest revision of the ASTM Standards.

INVOICES TO:	NOTICES TO:

COMMENTS:

ConocoPhillips Company Attn: Crude Oil Trading Accounting P.O.B. Building - 12th Floor 315 South Johnstone Ave. 1270 Plaza Office Building	ConocoPhillips Company Attn: Contract Administration Cherokee Building - Third Floor P. O. Box 2197
Bartlesville, Oklahoma 74004	Houston, Texas 77252
Fax: 281-293-3672	Fax: 918-662-6668

Breitburn Energy Company, LLC
Attn: Randy Breitenbach
515 South Flower Street, Suite 4800
Los Angeles, California 90071
Fax: 213-225-5916

This document evidences our understanding of the entire agreement and shall constitute the formal contract. Please acknowledge your acceptance of and agreement to the terms stated herein. Your response should reflect the appropriate party in your organization who has the authority to enter into this agreement.

REGARDS,

CONOCOPHILLIPS COMPANY

Cherie Hancock

Trader-West Coast

Commercial Operations & Strategy

Houston, Texas

Fax: 918-662-6668

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

HLCO NO / LEASE NAME		FACILITY NO / NAME	EFFECTIVE FROM / TO	OPERATOR / STATE / COUNTY	DEC OF INT
0002932800	00050		October 1, 2004	WEST COAST THIRD PARTY OPE
PINAL DOME				CA/Alameda	1.0000000

0002929000	00050		October 1, 2004	WEST COAST THIRD PARTY OPE
NEWLOVE				CA/Alameda	1.0000000

0002934000	00050		October 1, 2004	WEST COAST THIRD PARTY OPE
ORCUTT 3RD ZONE UNIT				CA/Alameda	1.0000000

EXHIBIT B
HLCO NO / LEASE NAME		FACILITY NO / NAME	EFFECTIVE FROM / TO	OPERATOR / STATE / COUNTY	DEC OF INT
***See Note 1.***
0009107700	00050	2415421	February 1, 2008	WEST COAST THIRD PARTY OPE
ORCUTT HEAVY				CA/Alameda	1.0000000

Notes:

1.	Lease added effective February 1, 2008.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.